CLIPPER FUNDSM	Schedule of Investments
September 30, 2021 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (94.41%)
COMMUNICATION SERVICES – (14.91%)
Media & Entertainment – (14.91%)
Alphabet Inc., Class A *	30,130	$80,553,158
Alphabet Inc., Class C *	14,537	38,745,611
ASAC II L.P. *(a)(b)	407,313	416,600
Facebook, Inc., Class A *	168,540	57,200,791
	Total Communication Services	176,916,160
CONSUMER DISCRETIONARY – (9.80%)
Retailing – (9.80%)
Amazon.com, Inc. *	16,331	53,647,988
JD.com, Inc., Class A, ADR (China)*	492,500	35,578,200
Naspers Ltd. - N (South Africa)	28,080	4,641,054
Prosus N.V., Class N (Netherlands)	191,109	15,296,553
Vroom, Inc. *	321,530	7,096,167
	Total Consumer Discretionary	116,259,962
FINANCIALS – (51.01%)
Banks – (17.83%)
Bank of America Corp.	547,040	23,221,848
JPMorgan Chase & Co.	230,822	37,783,253
U.S. Bancorp	1,021,590	60,723,309
Wells Fargo & Co.	1,937,292	89,909,722
		211,638,132
Diversified Financials – (25.07%)
Capital Markets – (5.26%)
Bank of New York Mellon Corp.	1,203,153	62,371,451
Consumer Finance – (11.60%)
American Express Co.	222,106	37,209,418
Capital One Financial Corp.	620,383	100,483,435
		137,692,853
Diversified Financial Services – (8.21%)
Berkshire Hathaway Inc., Class A *	237	97,496,821
		297,561,125
Insurance – (8.11%)
Life & Health Insurance – (3.37%)
AIA Group Ltd. (Hong Kong)	1,400,970	16,117,319
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	3,486,000	23,842,052
		39,959,371
Property & Casualty Insurance – (4.74%)
Markel Corp. *	47,047	56,227,281
		96,186,652
	Total Financials	605,385,909
HEALTH CARE – (7.47%)
Health Care Equipment & Services – (5.54%)
Cigna Corp.	195,160	39,063,226
Quest Diagnostics Inc.	183,210	26,622,245
		65,685,471
Pharmaceuticals, Biotechnology & Life Sciences – (1.93%)
Viatris Inc.	1,692,080	22,927,684
	Total Health Care	88,613,155

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2021 (Unaudited)

		Shares/Principal	Value
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (4.99%)
Capital Goods – (3.46%)
	Carrier Global Corp.	193,725	$10,027,206
	Ferguson PLC (United Kingdom)	41,950	5,823,576
	Raytheon Technologies Corp.	293,116	25,196,252
			41,047,034
Transportation – (1.53%)
	DiDi Global Inc., Class A, ADS (China)*(a)	2,464,072	18,235,365
		Total Industrials	59,282,399
INFORMATION TECHNOLOGY – (5.78%)
Semiconductors & Semiconductor Equipment – (5.78%)
	Applied Materials, Inc.	302,720	38,969,145
	Intel Corp.	557,320	29,694,010
		Total Information Technology	68,663,155
MATERIALS – (0.45%)
	Teck Resources Ltd., Class B (Canada)	214,690	5,347,928
		Total Materials	5,347,928
	TOTAL COMMON STOCK – (Identified cost $613,470,786)		1,120,468,668
SHORT-TERM INVESTMENTS – (5.70%)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.03%, 10/01/21, dated 09/30/21, repurchase value of $32,939,027 (collateralized by U.S. Government agency mortgages in a pooled cash account, 0.00%-5.00%, 12/01/22-09/20/51, total market value $33,597,780)	$32,939,000	32,939,000
	StoneX Financial Inc. Joint Repurchase Agreement, 0.05%, 10/01/21, dated 09/30/21, repurchase value of $21,568,030 (collateralized by U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 10/15/21-08/20/71, total market value $21,999,360)	21,568,000	21,568,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.05%, 10/01/21, dated 09/30/21, repurchase value of $13,175,018 (Collateralized by U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-3.00%, 06/30/22-07/01/51, total market value $13,438,500)	13,175,000	13,175,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $67,682,000)		67,682,000
	Total Investments – (100.11%) – (Identified cost $681,152,786)		1,188,150,668
	Liabilities Less Other Assets – (0.11%)		(1,261,756)
		Net Assets – (100.00%)	$1,186,888,912

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $18,651,965 or 1.57% of the Fund's net assets as of September 30, 2021.

(b)	The value of this security was determined using significant unobservable inputs.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2021 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

              Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2021 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$176,499,560	$–	$416,600	$176,916,160
Consumer Discretionary	96,322,355	19,937,607	–	116,259,962
Financials	565,426,538	39,959,371	–	605,385,909
Health Care	88,613,155	–	–	88,613,155
Industrials	35,223,458	24,058,941	–	59,282,399
Information Technology	68,663,155	–	–	68,663,155
Materials	5,347,928	–	–	5,347,928
Short-Term Investments	–	67,682,000	–	67,682,000
Total Investments	$1,036,096,149	$151,637,919	$416,600	$1,188,150,668
*Includes certain securities trading primarily outside the U.S. whose value the Funds adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the nine months ended September 30, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at September 30, 2021 was $(285)*. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance at January 1, 2021	Cost of Purchases		Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)*	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3**	Ending Balance at September 30, 2021
Investments in Securities:
Common Stock	$416,885		$–	$–	$(285)	$–	$–	$–	$416,600
Preferred Stock	23,205,398		–	–	8,728,975	–	–	(31,934,373)	–
Total Level 3	$23,622,283		$–	$–	$8,728,690	$–	$–	$(31,934,373)	$416,600

* Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities still held at September 30, 2021, may be due to investments no longer held or categorized as Level 3 at period end.

** During the period ended September 30, 2021, certain securities fair valued at $31,934,373 transferred out of Level 3 because observable market data became available for the securities.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	September 30, 2021	Technique	Input	Amount	an Increase in Input
Investments in Securities:
Common Stock	$416,600	Discounted Cash Flow	Annualized Yield	1.408%	Decrease

Total Level 3	$416,600

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2021 (Unaudited)

Federal Income Taxes

At September 30, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$686,578,519
Unrealized appreciation	528,613,921
Unrealized depreciation	(27,041,772)
Net unrealized appreciation	$501,572,149